UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 29, 2003

DYNACQ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-20554	76-0375477
(Commission File Number)	(I.R.S. Employer Identification No.)

10304 Interstate 10 East, Suite 369, Houston, Texas 77029

(Address of principal executive offices, including zip code)

(713) 673-6432

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits. The following are filed as Exhibits to this Report:

99.1	Dynacq International, Inc. Press Release dated August 27, 2003.

Item 9.    Regulation FD Disclosure.

On August 27, 2003, Dynacq International, Inc. issued a press release announcing that the federal class action lawsuit that was filed last year against Dynacq International, Inc. (“Dynacq”) by the Milberg Weiss law firm entitled Jack D. Hamilton and Cedric C. Jimerson, et.al. v. Dynacq International, Inc., et.al., Master Case No. H-02-0377, Pending in the United States District Court for the Southern District of Texas, Houston Division, was dismissed by Federal Judge Sim Lake, the text of which is attached as Exhibit 99.1.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished under Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNACQ INTERNATIONAL, INC.

By:	/s/ Philip S. Chan
Philip S. Chan, Chief Financial Officer

DATE: August 29, 2003

INDEX OF EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release dated August 27, 2003